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                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934

Date of Report:  March 18, 1999
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                          DALECO RESOURCES CORPORATION
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              (Exact name of registration as specified in Charter)


         Delaware                       0-12214                   23-2860739
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(State or other jurisdiction       (Commission File No)         (IRS Employee
of Incorporation)                                             Identification No)


                 Suite 410, 435 Devon Park Drive, Wayne PA 19087
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                    (Address of principal executive officer)

Registrant's telephone number, including area code: 610-254-4199
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         (Former name or former address, if changed since last report.)

Item 4:  Change in Registrant's Certifying Accountant.

         (b) The registrant has retained the accounting firm of Jay J. Shapiro, C.P.A., a Professional Cproration. Prior to the engagement of Jay J. Shapiro, C.P.A., a Professional Corporation, it had not been consulted by or on behalf of the registrant or any principal subsidiary thereof for any purpose.

         The registrant retained a new account due to the inability of its former accountant, Miller and Co., to act as the registant's independent account for this fiscal year.

         Pursuant to the requirements of the Secuirties Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Daleco Resources Corporation
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                                                (Registrant)


Date:  March 18, 1999                   /s/ Gary J. Novinskie
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                                            Gary J. Novinskie, President